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                            SYMBOL TECHNOLOGIES, INC.

                      2001 Non-Executive Stock Option Plan
                          (as amended August 12, 2002)

            1. Purpose. The 2001 Non-Executive Stock Option Plan (the "Plan") of Symbol Technologies, Inc. (the "Company"), a Delaware corporation, is designed to aid the Company and its subsidiaries in retaining and attracting personnel of exceptional ability by enabling key employees to purchase a proprietary interest in the Company, thereby stimulating in such individuals an increased desire to render greater services which will contribute to the continued growth and success of the Company and its subsidiaries. Options granted under the Plan are not intended to satisfy the requirements for classification as "Incentive Stock Options" codified in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

             2. Amount and Source of Stock. The total number of shares of Common Stock, par value $.01 per share, of the Company which may be the subject of options granted pursuant to the Plan shall not exceed 12,500,000 of the Company's Common Stock, par value $.01 (the "Shares"), subject to adjustment as provided in paragraph 10. Such shares may be reserved or made available from the Company's authorized and unissued Shares or from Shares reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full for any reason, then the Shares subject to such option shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

            3. Administration of the Plan. If all of the members of the Board of Directors of the Company (the "Board") are "disinterested persons" as that term is defined in Rule 16b-3(c) (2) (or any successor provision) promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") ("Disinterested Persons"), then the Plan shall be administered by the Board or, if so designated by resolution of the Board by a committee of the Board comprised of two or more members of the Board, selected by the Board, all of which members shall be "Disinterested Persons" (the "Committee"). If all of the members of the Board are not "Disinterested Persons" then the Board shall designate such a Committee to administer the Plan. (The body which is administering the Plan pursuant to this paragraph shall at times be referred to herein as the "Administrative Body.")

            The Administrative Body shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the key employees to whom options may be granted under the Plan, to select from among the eligible individuals those to whom options are to be granted, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The date on which the Administrative Body adopts resolutions granting an option to a specified individual shall constitute the date of grant of such option (the "Date of Grant"); provided, however, that if the grant of an option is made subject to the occurrence of a
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subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Administrative Body shall complete the necessary corporate action constituting the grant of said option and an offer of Shares for sale to said individual under the Plan.

            4. Eligibility. All key employees of the Company or any subsidiary of the Company (other than employees who are directors or officers of the Company including any person who is an "officer" of the Company as said term is defined in Rule 16a-1(f) (or any successor provision) promulgated pursuant to the Exchange Act), as determined by the Administrative Body, shall be eligible to receive options hereunder. For purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of stock normally entitled to vote for the election of directors including voting securities issuable upon conversion of another security which is, or may have been, convertible into such voting securities or voting securities issuable upon the exercise of any warrant, option or other similar right and any partnership of which the Company or a corporate subsidiary is a general partner. From time to time the Administrative Body shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, and the exercise price, terms and conditions of any options to be granted hereunder.

            5. Option Price. The exercise price for the Shares purchasable under any option granted pursuant to the Plan shall not be less than 100% of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, solely as determined by the Administrative Body in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in paragraph 10. For purposes of the Plan, the "fair market value per share" of the Shares on a given date shall be: (i) if the Shares are listed on a registered securities exchange or traded on the NASDAQ National Market System, the closing price per share of the Shares on such date (or, if there was no trading in the Shares on such date, on the next preceding day on which there was trading); (ii) if the Shares are not listed on a registered securities exchange or traded on the NASDAQ National Market System but the bid and asked prices per share for the Shares are provided by NASDAQ, the National Quotation Bureau Incorporated or any similar organization, the average of the closing bid and asked price per share of the Shares on such date (or, if there was no trading in the Shares on such date, on the next preceding day on which there was trading) as provided by such organization; and (iii) if the Shares are not listed on a registered securities exchange or traded on the NASDAQ National Market System and the bid and asked prices per share of the Shares are not provided by NASDAQ, the National Quotation Bureau Incorporated or any similar organization, as determined by the Administrative Body in good faith.
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            6.  Term of Option.

            (a) Subject to the provisions of the Plan, the Administrative Body shall have absolute discretion in determining the period during which, the rate at which and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years from the Date of Grant.

            (b) The grant of options by the Administrative Body shall be effective as of the date on which the Administrative Body shall authorize the option; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement with the Company that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Company), and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

            7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 11(b), and (ii) payment of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price, (ii) certificates duly endorsed for transfer (with all transfer taxes paid or provided for) evidencing a number of Shares (provided, however, that with such Shares have been owned by the Optionee for at least six months) of which the aggregate fair market value on the date of exercise is equal to the aggregate option exercise price of the Shares being purchased, (iii) by delivering to the Company (a) irrevocable instructions to deliver the stock certificates representing the Shares for which the option is being exercised, directly to a broker, and (b) instructions to the broker to sell such Shares and promptly deliver to the Company the portion of the sale proceeds equal to the aggregate option exercise price, or (iv) a combination of these methods of payment. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of paragraph 11 hereof, be the date as of which the Shares so purchased shall be deemed to have been acquired. The Optionee shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this paragraph 7.

            8. Exercise and Cancellation of Options Upon Termination of Employment or Death. Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an employee of the Company or any subsidiary of the Company, the option

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of such holder shall terminate upon the date of such termination of employment regardless of the expiration date specified in such option. If the termination of employment is due to retirement (as defined by the Administrative Body in its sole discretion), the holder shall have the privilege of exercising any option that the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company, provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder's retirement. If the termination of employment is due to disability (to the extent and in a manner as shall be determined by the Administrative Body in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that he could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment with the Company or any subsidiary of the Company. If the termination of employment is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the holder's death. For all purposes of the Plan, an approved leave of absence shall not constitute interruption or termination of employment.

            Nothing contained herein or in any option agreement shall be construed to confer on any option holder any right to be continued in the employ of the Company or any subsidiary of the Company or derogate from any right of the Company or any subsidiary of the Company to retire, request the resignation of or discharge such option holder, or to lay off or require a leave of absence of such option holder (with or without pay), at any time, with or without cause.

            9. Non-transferability of Options. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in paragraph 8 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

            10. Adjustments Upon Changes in Capitalization.

            (a) If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the

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unexercised portion of any such outstanding option except that the exercise price may be rounded to the nearest one cent. Distributions to the Company's shareholders consisting of property other than shares of Common Stock of the Company or its successor and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Administrative Body, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

            (b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

            11. General Restrictions.

            (a) No option granted hereunder shall be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion,
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notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

            (b) The Administrative Body may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder and any applicable "blue sky" laws or regulations. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

            12. Withholding Tax Liability.

            (a) A holder of an option granted hereunder may elect to tender shares to the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided, (i) the Administrative Body, shall not have revoked its advance approval of the holder's share withholding election and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date").

            (b) A share withholding election shall be deemed made when written notice of such election, signed by the holder, has been received by the Secretary of the Company. Delivery of said notice shall constitute an irrevocable election to have shares so withheld.

            (c) If a holder has made a share withholding election pursuant to this paragraph 12, the Company shall subtract from the number of Shares deliverable to the holder on the date of exercise, the number of Shares having an aggregate fair market value (as determined in good faith by the Administrative Body) equal to the statutory minimum amount of tax required to be withheld plus cash for any fractional amount.

            (d) If a holder has made a share withholding election, at the same time he may also elect to tender shares having an aggregate fair market value equal to his estimated incremental tax liability (determined using his marginal federal and state and local tax rates) in excess of the statutory minimum withholding tax liability provided that he has held said shares for at least six months.

            13. Amendment. The Board shall have full authority to amend, modify, terminate or alter the Plan; provided, however, that no amendment to the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

            14. Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on March 31, 2011 and no options under
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the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.